Exhibit 99.1

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC,
each as Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Securities Intermediary

FIRST SUPPLEMENT

Dated as of July 21, 2012

to

BASE INDENTURE

Dated as of May 20, 2011

Asset Backed Notes
(Issuable in Series)

FIRST SUPPLEMENT, dated as of July 21, 2012 (this “First Supplement”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA’S DRIVE-IN RESTAURANTS LLC, a Delaware limited liability company (“ADR”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and together with the Master Issuer, the Franchise Assets Holder, the IP Holder, ADR and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”), and as securities intermediary, to the Base Indenture, dated as of May 20, 2011, by and among the Co-Issuers and the Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements (as defined in Annex A thereto), the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 13.2 and 13.3 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee, with the consent of the Control Party (at the direction of the Controlling Class Representative), may at any time and from time to time without the consent of any Noteholder or any other Secured Party enter into a Supplement to the Base Indenture to amend, modify or waive a provision of the Base Indenture, except for certain enumerated purposes; and

WHEREAS, the Co-Issuers and the Trustee wish to enter into this First Supplement to do the same.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise specified herein, all capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Base Indenture or the Series 2011-1 Supplement, dated as of May 20, 2011 (the “Series 2011-1 Supplement”; together with the Base Indenture, the “Indenture”) and all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or the Series 2011-1 Supplement (as indicated herein).

ARTICLE II

AMENDMENTS

Section 2.1     Trustee Eligibility Disqualification.

Section 10.8(a) of the Base Indenture is hereby amended and restated in its entirety to read as follows:

There shall at all times be a Trustee hereunder which shall (i) be a bank or trust company organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, (ii) be subject to supervision or examination by federal or state authority, (iii) have a combined capital and surplus of at least $250,000,000 as set forth in its most recent published annual report of condition, (iv) be reasonably acceptable to the Servicer and (v) have a long-term unsecured debt rating of at least “BBB-” and “Baa3” by Standard & Poor’s and Moody’s, respectively.

ARTICLE III

GENERAL

Section 3.1     Effect on Indenture. Upon the date hereof (i) the Indenture shall be amended in accordance herewith, (ii) this First Supplement shall form part of the Indenture for all purposes and (iii) the parties and each Noteholder shall be bound by the Indenture, as so amended. Except as expressly set forth or contemplated in this First Supplement, the terms and conditions of the Indenture shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Indenture made in accordance with the terms of the Indenture, as amended by this First Supplement.

Section 3.2     Binding Effect. This First Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 3.3     Counterparts. This First Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 3.4     Governing Law. THIS FIRST SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.5     Amendments. This First Supplement may not be modified or amended except in accordance with the terms of the Indenture.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee have caused this First Supplement to be duly executed and delivered by its respective duly authorized officer as of the day and year first written above.

SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ Carolyn C. Cummins
Name: Carolyn C. Cummins
Title: Vice President

SONIC INDUSTRIES LLC, as Co-Issuer

By:	/s/ Carolyn C. Cummins
Name: Carolyn C. Cummins
Title: Vice President

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Carolyn C. Cummins
Name: Carolyn C. Cummins
Title: Vice President

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Stephen C. Vaughan
Name: Stephen C. Vaughn
Title: Vice President

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:	/s/ Stephen C. Vaughan
Name: Stephen C. Vaughn
Title: Vice President

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Stephen C. Vaughan
Name: Stephen C. Vaughn
Title: Vice President

[Signature Page to First Supplement]

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Kristen Driscoll
Name: Kristen Driscoll
Title: Vice President

[Signature Page to First Supplement]

CONSENT OF CONTROL PARTY AND CONTROLLING CLASS
REPRESENTATIVE:

In accordance with Section 2.4 of the Servicing Agreement, Midland Loan Services, a division of PNC Bank, National Association, as Control Party and Controlling Class Representative (pursuant to Section 11.1(d) of the Base Indenture), hereby consents to the execution and delivery by the Co-Issuers and the Trustee of the foregoing First Supplement.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Lawrence D. Ashley
Name: Lawrence D. Ashley
Title: Senior Vice President

[Signature Page to First Supplement]